UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2013

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

787 Seventh Ave, 48th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.08. Shareholder Director Nominations.

TG Therapeutics, Inc. (the “Company”) has set the date for its fiscal 2013 Annual Meeting of Stockholders (the “Annual Meeting”), which will be more than 30 days after the anniversary of the 2012 annual meeting. The Annual Meeting will be held on June 5, 2013 at 10:00 a.m. EST at the offices of its legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, subject to adjournment as provided in the Bylaws of the Company, or at such other location as may be specified in the Proxy Statement for the Annual Meeting.

Due to this later date, the due dates for qualified stockholder nominations under the rules of the Securities and Exchange Commission and the Restated Bylaws of the Company described in the Company's 2012 Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 15, 2012 are no longer applicable. Such nominations, including any notice on Schedule 14N, are now due to the Company on or after March 7, 2013 and before April 6, 2013, as the Company intends to distribute its proxy materials in April 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: January 22, 2013

	By:	/s/ Sean A. Power
Sean A. Power
Chief Financial Officer

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